List of Subsidiaries





Amcell - Tel, Inc.

Amcell Holding Corp.

Amcell of Atlantic City, Inc.

Amcell of Cumberland County, Inc.

Amcell of Hunterdon, Inc.

Amcell of Ocean County, Inc.

Amcell of Pennsylvania Holdings, Inc.

Amcell of Trenton, Inc.

Amcell of Vineland Holdings, Inc.

American Cellular Network Corp.

American Cellular Network Corp. of Delaware

American Cellular Network Corp. of Maryland

American Cellular Network Corp. of Pennsylvania

Anglia Cable Communications Limited

At Home Entertainment, Inc.

Automated Information Services of Phoenix Limited Partnership

AWACS Financial Corporation

AWACS Garden State, Inc.

AWACS Investment Holdings, Inc.

AWACS Purchasing Corporation

AWACS Retail Stores, Inc.

AWACS, Inc.

Box Office Enterprises, Inc.

Cable Enterprises, Inc.

Cable Shopping Mall, Inc.

Cablevision Investment of Detroit, Inc.

California Ad Sales, Inc.

Cambridge Cable Limited

Cambridge Holding Company Limited

CDirect Mexico I, Inc.

CDirect Mexico II, Inc.

Century Cable Limited

Classic Services,  Inc.

Clinton Cable TV Investors, Inc.

Coastal Cable TV, Inc.

COM Indiana, Inc.

COM Indianapolis, Inc.

COM Inkster, Inc.

COM Maryland, Inc.

COM MH, Inc.

COM Philadelphia, Inc.

COM South, Inc.

COM Sports Holding Company, Inc.

COM Sports Ventures, Inc.

COM Telephony Services, Inc.

Comcast Argentina, Inc.

Comcast Australia, Inc.

Comcast Brazil, Inc.

Comcast Business Online Communications, Inc.

Comcast Business Telephony Services, Inc.

Comcast Cable Communications, Inc.

Comcast Cable Communications, Inc.

Comcast Cable Funding, Inc.

Comcast Cable Guide, Inc.

Comcast Cable Investors, Inc.

Comcast Cable of Indiana, Inc.

Comcast Cable of Maryland, Inc.

Comcast Cable Tri-Holdings, Inc.

Comcast CablePhone, Inc.

Comcast Cablevision Corporation of Alabama

Comcast Cablevision Corporation of California

Comcast Cablevision Corporation of Connecticut

Comcast Cablevision Corporation of Florida

Comcast Cablevision Corporation of the Southeast

Comcast Cablevision Investment Corporation

Comcast Cablevision of Arkansas, Inc.

Comcast Cablevision of Birmingham, Inc.

Comcast Cablevision of Boca Raton, Inc.

Comcast Cablevision of Broward County, Inc.

Comcast Cablevision of Bryant, Inc.

Comcast Cablevision of Burlington County, Inc.

Comcast Cablevision of Cambridge, Inc.

Comcast Cablevision of Carolina, Inc.

Comcast Cablevision of Central New Jersey, Inc.

Comcast Cablevision of Chesterfield County, Inc.

Comcast Cablevision of Clinton

Comcast Cablevision of Clinton, Inc.

Comcast Cablevision of Clinton, Inc.

Comcast Cablevision of Danbury, Inc.

Comcast Cablevision of Delmarva, Inc.

Comcast Cablevision of Detroit

Comcast Cablevision of Detroit, Inc.

Comcast Cablevision of Dothan, Inc.

Comcast Cablevision of Flint, Inc.

Comcast Cablevision of Fontana, Inc.

Comcast Cablevision of Fort Wayne Limited Partnership

Comcast Cablevision of Gadsden, Inc.

Comcast Cablevision of Garden State, Inc.

Comcast Cablevision of Gloucester County, Inc.

Comcast Cablevision of Grosse Pointe, Inc.

Comcast Cablevision of Groton, Inc.

Comcast Cablevision of Hallandale, Inc.

Comcast Cablevision of Harford County, Inc.

Comcast Cablevision of Hopewell Valley, Inc.

Comcast Cablevision of Huntsville, Inc.

Comcast Cablevision of Indianapolis, Inc.

Comcast Cablevision of Indianapolis, L.P.

Comcast Cablevision of Inkster Limited Partnership

Comcast Cablevision of Inland Valley, Inc.

Comcast Cablevision of Jersey City, Inc.

Comcast Cablevision of Laurel, Inc.

Comcast Cablevision of Lawrence, Inc.

Comcast Cablevision of Little Rock, Inc.

Comcast Cablevision of Lompoc, Inc.

Comcast Cablevision of London, Inc.

Comcast Cablevision of Lower Merion, Inc.

Comcast Cablevision of Macomb County, Inc.

Comcast Cablevision of Macomb, Inc.

Comcast Cablevision of Marianna, Inc.

Comcast Cablevision of Maryland Limited Partnership

Comcast Cablevision of Mercer County, Inc.

Comcast Cablevision of Meridian, Inc.

Comcast Cablevision of Middletown, Inc.

Comcast Cablevision of Mobile, Inc.

Comcast Cablevision of Monmouth County, Inc.

Comcast Cablevision of Mt. Clemens

Comcast Cablevision of Mt. Clemens, Inc.

Comcast Cablevision of New Haven, Inc.

Comcast Cablevision of New Haven, Inc.

Comcast Cablevision of New Jersey, Inc.

Comcast Cablevision of Newport Beach, Inc.

Comcast Cablevision of North Orange, Inc.

Comcast Cablevision of Northwest New Jersey, Inc.

Comcast Cablevision of Oakland County, Inc.

Comcast Cablevision of Ocean County, Inc.

Comcast Cablevision of Paducah, Inc.

Comcast Cablevision of Panama City, Inc.

Comcast Cablevision of Perry, Inc.

Comcast Cablevision of Philadelphia, Inc.

Comcast Cablevision of Philadelphia, L.P.

Comcast Cablevision of Plainfield, Inc.

Comcast Cablevision of Quincy, Inc.

Comcast Cablevision of Sacramento, Inc.

Comcast Cablevision of San Bernardino, Inc.

Comcast Cablevision of Santa Ana, Inc.

Comcast Cablevision of Santa Maria, Inc.

Comcast Cablevision of Seal Beach, Inc.

Comcast Cablevision of Shelby, Inc.

Comcast Cablevision of Simi Valley, Inc.

Comcast Cablevision of Southeast Michigan, Inc.

Comcast Cablevision of Sterling Heights, Inc.

Comcast Cablevision of Tallahassee, Inc.

Comcast Cablevision of Taylor, Inc.

Comcast Cablevision of the Meadowlands, Inc.

Comcast Cablevision of the Shoals, Inc.

Comcast Cablevision of the South

Comcast Cablevision of the South, Inc.

Comcast Cablevision of Tupelo, Inc.

Comcast Cablevision of Tuscaloosa, Inc.

Comcast Cablevision of Utica, Inc.

Comcast Cablevision of Warren

Comcast Cablevision of Warren, Inc.

Comcast Cablevision of West Florida, Inc.

Comcast Cablevision of West Palm Beach, Inc.

Comcast Cablevision of Westmoreland, Inc.

Comcast Cablevision of Willow Grove, Inc.

Comcast CAP of Philadelphia Holdings, Inc.

Comcast CAP of Philadelphia, Inc.

Comcast Cellular Communications, Inc.

Comcast Cellular Communications, Inc.

Comcast Cellular Corporation

Comcast Cellular Holding Company, Inc.

Comcast Cellular Partnership Holding Company, Inc.

Comcast Central Europe, Inc.

Comcast Central NJ Holding Company Inc.

Comcast CitySearch, Inc.

Comcast Communications Properties, Inc.

Comcast Consulting Company, Inc.

Comcast Content & Communications Corporation

Comcast Crystalvision, Inc.

Comcast Darlington Limited

Comcast DBS, Inc.

Comcast DC Radio, Inc.

Comcast Delaware Services, Inc.

Comcast Directory Assistance Partnership

Comcast Directory Services, Inc.

Comcast do Brasil S/C Ltda.

Comcast Europe Holdings, Inc.

Comcast FCI, Inc.

Comcast Financial Agency Corporation

Comcast Financial Corporation

Comcast France Holdings, Inc.

Comcast Funding, Inc.

Comcast FW, Inc.

Comcast Garden State, Inc.

Comcast Hattiesburg Holding Company, Inc.

Comcast Heritage, Inc.

Comcast Holdings, Inc.

Comcast IAP, Inc.

Comcast ICG, Inc.

Comcast International Holdings, Inc.

Comcast International Programming, Inc.

Comcast Internet Access Services, Inc.

Comcast Internet Services, Inc.

Comcast Investment Holdings, Inc.

Comcast ISD, Inc.

Comcast Java, Inc.

Comcast Learning Ventures, Inc.

Comcast Long Distance, Inc.

Comcast Management Corporation

Comcast Merger, Inc.

Comcast Mexico, Inc.

Comcast MH Holdings, Inc.

Comcast MH Online Communications, Inc.

Comcast MH Telephony Communications of Florida, Inc.

Comcast MH Telephony Communications of Michigan, Inc.

Comcast MH Telephony Communications of New Jersey, Inc.

Comcast MHCP Holdings, L.L.C.

Comcast Michigan Holdings, Inc.

Comcast Midwest Management, Inc.

Comcast MLP Partner, Inc.

Comcast MTV, Inc.

Comcast Multicable Media, Inc.

Comcast Network Communications of Southern New Jersey, Inc.

Comcast Network Communications, Inc.

Comcast Online Communications, Inc.

Comcast Online Holdings, Inc.

Comcast PC Communications, Inc.

Comcast PC Investments, Inc.

Comcast PCS Communications, Inc.

Comcast Philadelphia Interconnect Partner, Inc.

Comcast Prism, Inc.

Comcast Programming Holdings, Inc.

Comcast Programming Ventures, Inc.

Comcast PTK, Inc.

Comcast Publishing Holdings Corporation

Comcast Publishing Holdings Financial Corporation

Comcast QVC, Inc.

Comcast Real Estate Holdings of Alabama, Inc.

Comcast Real Estate Holdings, Inc.

Comcast RSA, Inc.

Comcast RVC, Inc.

Comcast RVC, Limited

Comcast Satellite Communications, Inc.

Comcast SCH Holdings, Inc.

Comcast Sound Communications, Inc.

Comcast Sound Communications, Inc.

Comcast Sound Corporation

Comcast Spectacor, L.P.

Comcast Sports Holding Company, Inc.

Comcast Storer Finance Sub, Inc.

Comcast Storer, Inc.

Comcast Technology, Inc.

Comcast Teesside Limited

Comcast Telephony Communications of California, Inc.

Comcast Telephony Communications of Delaware, Inc.

Comcast Telephony Communications of Florida, Inc.

Comcast Telephony Communications of Georgia, Inc.

Comcast Telephony Communications of Indiana, Inc.

Comcast Telephony Communications of Maryland, Inc.

Comcast Telephony Communications of Michigan, Inc.

Comcast Telephony Communications of New Jersey, Inc.

Comcast Telephony Communications of Pennsylvania, Inc.

Comcast Telephony Communications, Inc.

Comcast Telephony Services

Comcast Telephony Services Holdings, Inc.

Comcast Telephony Services II, Inc.

Comcast Telephony Services, Inc.

Comcast Teleport, Inc.

Comcast TM, Inc.

Comcast U.K. Consulting, Inc.

Comcast U.K. Holdings, Inc.

Comcast UK Cable Partners Consulting, Inc.

Comcast UK Cable Partners Limited

Comcast UK Programming Limited

Comcast Venezuela PCS, Inc.

ComCon Production Services I, Inc.

ComCon Production Services II, Inc.

ComCon Production Services III, Inc.

ComCon Production Services IV, Inc.

CSNJ Merger Co., Inc.

CVN Companies, Inc.

CVN Direct Marketing Corp.

CVN Distribution Co., Inc.

CVN Management, Inc.

CVN Michigan, Inc.

DCCS S.A.

Deonica S.A.

Diamonique Corporation

Diamonique Corporation

Dinara S.A.

East Coast Cable Limited

East Rutherford Realty, Inc.

Eastern TeleLogic Corporation

EZShop International, Inc.

First Television Corporation

Florida Telecommunications Services, Inc.

Hebcom Enterprises, Inc.

Hebenstreit Communications Corporation

Hebenstreit Communications Dallas Limited Partnership

Hebenstreit Communications of Philadelphia-Wilmington Limited
Partnership

Innovative Retailing, Inc.

Liberty City Funding Corporation

Long Branch Cellular Telephone Company

M H Lightnet Inc.

Mobile Enterprises, Inc.

Mt. Clemens Cable TV Investors, Inc.

MTCB S.A.

Multicast do Brazil S.A.

Multiview Cable Corporation

New Brunswick Cellular Telephone Company

New England Microwave, Inc.

New Hope Cable TV, Inc.

Ocean County Cellular Telephone Company

Pa-Thai Corporation

PAHL, Inc.

PAHL, L.P.

Pattison Development, Inc.

Pattison Realty, Inc.

Philadelphia 76ers, Inc.

Philadelphia 76ers, L.P.

Philadelphia Cable Investment Corporation

Philadelphia Flyers Enterprises Company

Philadelphia Sports Media Joint Venture

Q The Music, Inc.

Q2 Inc.

QDirect Ventures, Inc.

QExhibits, Inc.

QFlight, Inc.

QVC

QVC - QRT, Inc.

QVC Britain

QVC Britain I, Inc.

QVC Britain II, Inc.

QVC Britain III, Inc.

QVC Canada Holdings II Ltd.

QVC Canada Holdings Ltd.

QVC Chesapeake, Inc.

QVC de Mexico de C.V.

QVC Delaware, Inc.

QVC Deutschland GMBH

QVC Germany I, Inc.

QVC Germany II, Inc.

QVC Holdings, Inc.

QVC International, Inc.

QVC Local, Inc.

QVC Mexico II, Inc.

QVC Mexico III, Inc.

QVC Mexico, Inc.

QVC Middle East, Inc.

QVC Network of Colorado, Inc.

QVC NS Holding Company

QVC of Thailand, Inc.

QVC Realty, Inc.

QVC San Antonio, Inc.

QVC Virginia, Inc.

QVC, Inc.

SCI 11, Inc.

SCI 34, Inc.

SCI 36, Inc.

SCI 37, Inc.

SCI 38, Inc.

SCI 39, Inc.

SCI 44, Inc.

SCI 48, Inc.

SCI 55, Inc.

Selkirk Communications (Delaware) Corporation

Selkirk Systems, Inc.

Southern East Anglia Cable Limited

Spectacor Adjoining Real Estate New Arena, L.P.

Spectrum Arena Limited Partnership

Storer Administration, Inc.

Storer Broadcast Finance Corp.

Storer Cable Advertising Sales, Inc.

Storer Cable TV of Radnor, Inc.

Storer Communications, Inc.

Storer Disbursements, Inc.

Storer Finance Corp.

Westmoreland Financial Corporation

Wilmington Cellular Telephone Company